UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

November 30, 2004
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation)	0-20045 (Commission File Number)	95-3872914 (IRS Employer Identification Number)

311 Bonnie Circle Corona, California (Address of principal executive offices)		92880 (Zip Code)

(951) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

                Effective November 30, 2004, Allen Chao, Ph.D. was appointed to fill the office of President of Watson Pharmaceuticals, Inc. (the "Company").  The appointment was made to fill the vacancy resulting from the recent departure of Joseph C. Papa, the Company's former President and Chief Operating Officer.  Dr. Chao also serves as Chairman of the Board and Chief Executive Officer of the Company.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             November 30, 2004.                                            WATSON PHARMACEUTICALS, INC.

                                                                                                                    By:    /s/David A. Buchen

                                                                                                                              David A. Buchen

                                                                                                                              Senior Vice President, General Counsel

                                                                                                                              and Secretary